UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

RPT Realty (“RPT”) held a Special Meeting of Shareholders on December 12, 2023 (the “Special Meeting”). At the close of business on November 1, 2023, the record date for the Special Meeting, there were 86,704,298 outstanding common shares of beneficial interest of RPT, $0.01 par value per share, including restricted shares, entitled to vote. A total of 76,112,192 of such shares were present virtually or by proxy at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, each of which is described in greater detail in RPT’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2023, (as amended and supplemented by RPT in its Current Report on Form 8-K filed with the SEC on December 1, 2023).

1.Merger Proposal - To approve the merger of RPT with and into Tarpon Acquisition Sub, LLC (“Merger Sub”), a directly wholly owned subsidiary of Kimco Realty Corporation (“Kimco”), with Merger Sub being the surviving entity (the “Company Merger”), pursuant to the Agreement and Plan of Merger, dated as of August 28, 2023 (the “Merger Agreement”), by and among Kimco, Kimco Realty OP, LLC, Merger Sub, Tarpon OP Acquisition Sub, LLC, RPT and RPT Realty, L.P., and the other transactions contemplated by the Merger Agreement on the terms and conditions set forth therein.

For	Against	Abstain
75,928,921	48,791	134,480

2.Compensation Proposal - To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to RPT’s named executive officers that is based on or otherwise relates to the Mergers (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement.

For	Against	Abstain
27,438,310	47,953,127	720,755

3.Adjournment Proposal - To approve one or more adjournments of the Special Meeting to another date, time or place, if necessary or appropriate, to further solicit proxies to obtain additional votes in favor of the Merger Proposal if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal.

For	Against	Abstain
68,279,112	6,993,800	839,280

Item 8.01    Other Events.

On December 12, 2023, RPT issued a press release announcing the results of the shareholder votes at the Special Meeting . A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	December 12, 2023	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer